Exhibit 10.02
[CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE COMMISSION.]
[ENGLISH TRANSLATION]
Amendment No. 2 to Framework
Agreement MD-2-322 dated
April 10th, 2006
Amendment to the Framework Agreement (the “Amendment”)
entered into by and between
First Solar GmbH, Rheinstrasse 4N, 55116 Mainz (hereinafter referred to as “Company”), represented by the managing director with single signature authority, Mr. Stephan Hansen, (hereinafter referred to as “Company”)
and
Blitzstrom GmbH, Hoheimer Weg 3, 97350 Mainbernheim (hereinafter referred to as “Buyer”) represented by the managing director with single signature authority, Mr. Daniel Ziegler.

1.	Recitals

1.1	Company and Buyer entered into a Framework Agreement dated April 10, 2006 (the “Agreement”).

1.2	Company and Buyer desire to modify and amend the “Agreement” in No. 2.1, to reflect a particular aspect in the Price /Volume Table.

2.	Agreement

2.1.	Effective as of the date hereof, the amended and changed Price/Volume Table as outlined in the Appendix shall apply.

2.2	Company and Buyer hereby expressively consent to the changes and amendments to the Price/Volume Table.

2.3	This “Amendment” is intended to modify and amend the “Agreement.” Except as modified herein, the “Agreement” remains in full force and effect in its original form. In the event of any conflict between the “Agreement” and this “Amendment”, this “Amendment” shall control.

2.4	Defined terms for particular meanings not otherwise defined in this Amendment shall have the meanings ascribed to them in the “Agreement.”

/s/ Stephan Hansen
First Solar GmbH
Stephan Hansen

/s/ Daniel Ziegler
Blitzstrom GmbH
Daniel Ziegler

Appendix

Price/Volume Table (Appendix C)

Price/Volume Table
Quarterly Periods and Schedule Milestones

Quarter	Definition
Quarter 1	Calendar Week 1 through Week 13
Quarter 2	Calendar Week 14 through Week 26
Quarter 3	Calendar Week 27 through Week 39
Quarter 4	Calendar Week 40 through Week 52

Milestone	Time Schedule
Initial binding Quarterly Forecast For Four (4) Quarters Plus non-binding Fifth (5th) Quarter Target	FS and Buyer to agree by 30-April-2006

Rolling binding Four (4) Quarter Forecast Plus a non-binding Fifth (5th) Quarter Target	FS and Buyer to agree 5 calendar days before the start of the next successive First (1st) Quarter of the binding Four (4) Quarter Forecast.
If the Parties do not agree otherwise the non-binding Fifth(5th) Quarter Target shall become the new binding Fourth (4th) Quarter Forecast

If the Parties do not agree otherwise the new non-binding Fifth (5th) Quarter Target shall be determined based on the equitable discretion of FS. Such equitable discretion shall be based on the new binding Fourth (4th) Quarter Forecast multiplied by a Quarterly Volume Adjustment Factor (x), such factor (x) being within the range set forth below by defining a value in between a minimum x-value (xmin) and a maximum x-value (xmax) and considering the total amount of the Target Kilowatt Volume per calendar year as defined below.	FS and Buyer to agree 5 calendar days
before the start of the next successive
First (1st) Quarter of the binding Four (4)
Quarter Forecast.
FS and Buyer to agree by December 1
of each annual period on the Quarterly
Volume Adjustment Factor (x) for the
next annual period.

Additional Annual Volume Agreement	FS and Buyer to agree on 2006 Additional Annual Volume upon execution of the Framework Agreement and by December 1 of each successive annual period for the next annual period.

Notice period prior to Delivery for Carriage as defined in Section 4 for Annual Additional Volume.	For volume < [***] weeks For volume > [***] weeks

***CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Appendix C

Price/Volume Table

Total Annual Amounts
Price / Volume Table C2	2007	2008	2009	2010	2011	2012

Module Price per Watt (€)	[***]	[***]	[***]	[***]	[***]	[***]

Target Kilowatt Volume (kW)	[***]	[***]	[***]	[***]	[***]	[***]
Target Average Module Power (W)	[***]	[***]	[***]	[***]	[***]	[***]

Minimum Kilowatt Volume (kW)	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Average Module Power (W)	[***]	[***]	[***]	[***]	[***]	[***]
Additional Annual Volume (kW)	[***]	[***]	[***]	[***]	[***]	[***]

Bank Guarantee (Letter of Credit) (M€)	[***]	[***]	[***]	[***]	[***]	[***]

Payment Terms	2006	2007	2008	2009	2010	2011	2012

Payment Terms (Net days from date of FS invoice) as set forth in Section 7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Fifth Quarter Forecast	2006	2007	2008	2009	2010	2011	2012

Quarterly Volume Adjustment Factor (xmin < x < xmax)		[***]	[***]	[***]	[***]	[***]	[***]

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.